Liberty Young Investor(SM)
                                      Fund
[Logo]

                                  Annual Report
                               September 30, 2001

                       [picture of two boys at the beach]

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


                                      LOOK
                                    FOR YOUR
                                  DOLLAR DIGEST
                                   IN THE BACK
                                 OF THIS REPORT!

                                ----------------

                                  DID YOU KNOW?

AS YOU READ YOUR SHAREHOLDER REPORT, KEEP AN EYE OUT FOR THIS QUESTION! IT WILL SHOW YOU WHERE YOU CAN FIND:

o ADDITIONAL INFORMATION ABOUT YOUR FUND'S INVESTMENTS,

o DEFINITIONS OF MARKET AND INVESTMENT TERMS, AND

o FURTHER EXPLANATION OF CONCEPTS THAT ARE DISCUSSED IN YOUR REPORT.


                                        Table of Contents

                                        To Our Shareholders ................. 1
                                        Portfolio Managers' Report .......... 4
                                        Performance ......................... 6
                                        Investment Portfolio ................ 8
                                        Financial Statements ................10
                                        Notes to Financial Statements .......14
                                        Report of Independent Accountants ...20
                                        Activity Pages ....................I-VI

To Our Shareholders

Dear Shareholder,

I'd like to take the opportunity to tell you about a new development here at Liberty Funds. As of November 1, 2001, Liberty Financial's asset management companies -- which include the advisor for Liberty Young Investor Fund -- have been sold to FleetBoston Financial.

What does this mean? As a shareholder, you should understand that only the ownership of the fund has changed. You will not see any immediate change to the fund itself or its managers. Young Investor Fund will still be guided by David Brady and Erik Gustafson, who will continue to focus on companies with long-term growth potential.

I think we can all agree that this has been a year that we'll never forget. While the terrorist attacks of September 11 are without a doubt the most significant and terrible events that have happened to this country in a very long time, it is our duty to report to you on the events of the entire year and how they have affected your fund. However, at the beginning of this report, you'll find a special section from your portfolio managers, providing you with their reactions to the attacks. They discuss a few of the many areas that these events have affected.

We hope that this special report, as well as the portfolio managers' report that follows, are helpful to you as you struggle to understand the far-reaching impact of this tragedy on its own terms and how it may relate to the economy for the rest of the year. As always, we thank you for investing in Young Investor Fund and for giving us the opportunity to serve your investment needs.

Sincerely,

/s/ Keith T. Banks
------------------
Keith T. Banks
President

                    MEET THE NEW PRESIDENT OF LIBERTY FUNDS

As of November 1, 2001, Mr. Keith Banks is the new President of Liberty Young Investor Fund. Mr. Banks is Chief Investment Officer (CIO) and Chief Executive Officer (CEO) of Fleet Asset Management. Mr. Banks has held these positions since 2000. Before joining Fleet, Mr. Banks was Managing Director and Head of US Equity for J.P. Morgan Investment Management from 1996-2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.

Economic and market conditions can frequently change. There is no assurance that trends described herein will continue or commence.

After September 11: A Special Report from Dave Brady and Erik Gustafson

Since the terrorist attacks in September, our lives have certainly changed. The tremendous loss of life in New York, Washington, DC and Pennsylvania has been devastating. Although this loss of life will always be the most important and heartbreaking impact of the attacks, our lives have been affected in many ways. There is increased security at government and office buildings and many schools. Relief organizations are asking for food, money, and volunteers to help the victims. In the news, on the radio, in our schools -- everywhere we look, people are talking about the tragedies, hanging up signs, and displaying American flags to show their patriotism. Like the ripples you see when you throw a stone into a lake, the effects of the terrorist attacks have spread to just about every area of our lives.

We understand the sadness and outrage that many Americans feel because we feel it ourselves. As your fund managers, however, it is our job to look at how these terrible events have impacted Young Investor Fund, and to try to relieve its effect on your investment.

If you've been reading your shareholder reports and Dollar Digest, you know that our economy has been slowing down in the past year. Simply stated, the initial result of the September 11th attacks was to create even more challenges for the US economy. One of the main reasons is that since September 11th, many investors and consumers (people like you who buy products and services) have been feeling unsure of what the future may bring for the country's economy and for them personally. Many people stopped going out to eat or going to the movies. Many businesses suffered because people weren't buying as many cars, toys, clothes or other products. And when people aren't spending as much money, our economy suffers.

[boxed text]
"We understand the sadness and outrage that many Americans feel because we feel it ourselves. As your fund managers, however, it is our job to look at how these terrible events have impacted Young Investor Fund, and to try to relieve its effect on your investment."


To understand the domino effect that changes in our spending habits can have, consider a make believe bubble gum manufacturer, Chewalot, Inc. If people stop buying bubble gum, Chewalot would not make as much money, which means that they would have less to spend on supplies and to pay their workers. Now imagine that Chewalot, Inc. uses foil wrappers to wrap their gum, and that they buy the wrappers from WrapTech Corporation. If Chewalot spends less on wrappers, WrapTech would not make as much money. Now WrapTech has less money to spend, and they could have to lay off some of their workers. Since these workers would no longer be paid, they would not have as much money to put back into the economy by buying products and services. Like dominos, the bubble gum chewers would affect the bubble gum suppliers and their workers, who in turn would affect their suppliers and their workers, and on and on.

[boxed text]
"From our point of view, a company with good management and strong financials has great potential to grow in value when the economy turns around. On the other hand, a company whose management is weak and whose financials are lagging would probably not do well in any market."


Where is our economy headed? We can't say for sure, since no one can predict the future. What we can do is use our experience and our knowledge of how the market and the economy have reacted in the past to make an educated guess. Even though it doesn't look so good right now, we believe that there are several factors on our side. First of all, we live in a country with a remarkably resilient economy -- in other words, an economy that can bounce back.

Our government can help with this process. One of the things that could help is increasing the amount of liquidity in the economy. (Liquidity refers to cash or securities that can easily be converted into cash.) The Federal Reserve Board seems ready to provide the economy with the liquidity it needs to get itself back on track. Also, President Bush has developed a tax relief package that will allow consumers to keep more of the money they make. Consumers with money to spend are good for our economy.

As growth investors, we have always been more concerned with what may happen to our stocks in a few years than we are with what happens to them today. Our purpose right now is to be ready for a turnaround in our economy when it comes. From our point of view, a company with good management and strong financials has great potential to grow in value when the economy turns around. On the other hand, a company whose management is weak and whose financials are lagging would probably not do well in any market.

We don't believe that the low stock prices of many companies owned by the fund mean that they are unwise investments. Rather, we believe in the value of the companies that we have chosen, and will continue to seek out those companies whose strength may help us rebuild.

Our nation has suffered a great loss on many levels, and some of it cannot be regained. Much has changed that will never go back to the way it was before the attacks. However, with respect to the market, we believe there are opportunities for recovery.

Portfolio Managers' Report

[PHOTOS OF MR. BRADY & MR. GUSTAFSON]

Mr. Brady and Mr. Gustafson, senior vice presidents of the advisor, have been portfolio managers of the fund since 1997, and managed its predecessor since 1995.

How did the fund perform during the period?

For the fiscal year ending on September 30, 2001 (see "Did You Know?" for a definition of fiscal year), the fund was down 40.19% (Class A shares without sales charge). The fund did not perform nearly as well as its benchmark, the S&P 500, which posted a total return of negative 26.61% for the same period.

We realize that this is not good news for our shareholders, and we certainly would have liked to see better returns. As we discussed in the last shareholder report, a significant portion of the fund is invested in large cap growth stocks (if you remember, large cap growth stocks are those we feel have excellent long-term growth prospects and large market capitalizations). In fact, according to Lipper Inc., a monitor of mutual fund performance, large cap growth funds were down an average of 43.57%.(1) As you can see, Young Investor Fund beat the average for this time period.

What areas of the market did not perform well for the fund?

The biggest problem areas for the fund were undoubtedly technology and telecommunications. For companies such as Rational Software (0.7% of net assets), profiled in this issue of Dollar Digest, the slowing market environment led to lower sales during the period. This caused the price of the stock to drop.

You may wonder, if a company's stock is performing badly and causing the fund's value to fall, why don't we just sell it and find a better stock? That question is best answered using an analogy. Picture two houses -- one built solidly of brick, and the other of straw. The straw house is likely to fall down sooner or later, even in good weather, while the brick house stands. If a hurricane hits, which house would you rather be in? Would you get rid of the brick house because it loses a shutter or a window breaks, if the house remains standing and protects you from the storm? We feel similarly about investing -- although many of our stocks have taken a beating in the recent market, we believe that, like the brick house, they are still fundamentally strong and are likely to recover when the storm passes. True to this philosophy, we have held on to companies such as Rational Software as we believe that its fundamentals -- the characteristics that determine a company's ability to weather a market slump -- are strong, and that it should be able to recover once the market environment becomes more positive.

[boxed text]
                                 DID YOU KNOW?

As you read your annual report, you may notice that we refer to the "year ended September 30." This may seem a bit strange, since we all know that the last day of every year is December 31st. Normally, when you think of a year, you think of the calendar year -- for example, the one that ended last New Year's Eve when the calendar switched from 2000 to 2001. For Young Investor Fund, however, the year begins on October 1st and ends on September 30th. This is called a fiscal year -- the time period that those who keep track of the fund's holdings use to plan for fund expenses. Even though our calendar year is coming to an end, the fund's fiscal year has just begun.

Were there any bright spots for the fund during the period?

As we mentioned earlier, despite its negative return Young Investor Fund did outperform the average of its peers.1 Despite the gloomy market conditions and their effect on many of the fund's holdings, there were a few companies that performed well during the period. Two of these were companies that you've probably heard of: Johnson & Johnson (5.0% of net assets), a leading producer of health care products such as Band-Aids and Tylenol, and Mattel (3.2% of net assets), a leading manufacturer of toys and games such as Barbie, Scrabble, and Outburst.

What was your strategy during the period, and what new stocks have you purchased?

Early in the period, we began to use a strategy that we believed would see the fund through what we anticipated would be a difficult market. As we saw large cap growth stocks decline, we began to replace some of the bigger companies in our portfolio with midcap and small cap companies. (As we mentioned in an earlier report, midcap companies typically have market capitalizations between $1 and $10 billion, while small caps are usually under $1 billion.)

One of the companies we added over the course of the year was Alcoa (1.8% of net assets). Alcoa has many characteristics that we feel made it a good purchase for the fund. It is the world's leading producer of aluminum. In 2000, Alcoa generated $22.9 billion in revenue. Aluminum from Alcoa can be found in a vast array of products, from Reynolds WrapTM aluminum foil to cars and airplanes. We purchased the stock because we felt that Alcoa benefitted from strong leadership and sound management, and that it may have a positive impact on fund performance in the long run.

[boxed text]
                                 DID YOU KNOW?

In this report, we provided some information about Alcoa, one of the fund's recent purchases. However, these basic facts are not all there is to know about Alcoa. Alcoa is widely known for its commitment to the environment, and to the health and safety of its workers. The Alcoa Foundation contributes money all over the world to causes such as education, community improvements and cultural endeavors. In May, Alcoa received the Ron Brown Award for Corporate Leadership, which recognizes outstanding achievement in employee and community relations.


What is your outlook for the next few months?

While we anticipate that the markets will recover at some point, we feel that this may not happen in 2001. In fact, we may be well into 2002 before we begin to see signs that things are turning around. For more information on our current market outlook, please see the special commentary at the beginning of this report.

An investment in the fund offers significant long-term growth potential, but also involves certain risks, including more volatility than the stock market in general. The fund may be affected by stock market fluctuations that occur in response to economic and business developments.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives to those of the fund. Past performance cannot predict future results.Meet the new president of liberty funds

Performance

Top 10 holdings as of 9/30/01 (%)

  Johnson & Johnson                      5.0
  Household International                4.8
  Citigroup                              4.1
  Walgreen                               3.9
  Safeway                                3.8
  Kinder Morgan                          3.6
  Wells Fargo                            3.5
  American Home Products                 3.3
  Microsoft                              3.3
  General Electric                       3.2

Holdings are calculated as a percentage of the net assets in SR&F Growth Investor Portfolio. Because the Portfolio is actively managed, there can be no guarantee the Portfolio will continue to maintain these holdings.

[boxed text]
                              TEST YOUR KNOWLEDGE!

Do you know which top 10 company . . .

Manufactures Reach toothbrushes?

Allows customers to order prescriptions online?

Operates approximately 25,000 miles of natural gas pipeline across the US?

Can be traced back to Thomas Edison?

(answers at the bottom of the page)

What do the numbers mean?

The average annual total return is given for periods greater than a year (for instance, the "five-year" and "since inception" returns in the chart.) This percentage represents the average yearly return for the time period specified.

Average annual total return as of 9/30/01 (%)

                                                Class A                          Class K
                                      without             with                   without
                                    sales charge      sales charge            sales charge
------------------------------------------------------------------------------------------
1-year                                -40.19             -41.37                  -40.61
------------------------------------------------------------------------------------------
5-year                                  3.73               3.73                    3.75
------------------------------------------------------------------------------------------
Since inception (4/29/94)              12.05              12.05                   12.07
------------------------------------------------------------------------------------------

Mutual fund performance changes over time. Please visit www.libertyfunds.com for monthly performance updates.

Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate, resulting in a gain or loss on sale. Performance includes the contingent deferred sales charge (CDSC) maximum charge of 2% for three years for class A shares. Liberty Young Investor Fund invests all of its investable assets in SR&F Growth Investor Portfolio, which commenced operations on April 24, 1994 and has the same investment objective and substantially the same investment policies as the fund. The fund commenced operations on February 14, 1997, but until January 26, 1998, only offered the shares that are now designated as class K shares. Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The historical performance of both share classes, prior to inception of the fund, is based on the performance of the SR&F Growth Investor Portfolio, restated to reflect sales charges, 12b-1 fees and other expenses applicable to that class as set forth in the prospectus "Fee Table," without giving effect to any fee waivers described therein and assuming reinvestment of dividends and capital gains. Past performance is not indicative of future results.


Answers: Johnson & Johnson, Walgreen, Kinder Morgan, General Electric

Performance

Performance of a $10,000 investment 4/29/94-9/30/01 ($)

                    without            with
                  sales charge     sales charge
Class A              23,272           23,272
Class K              23,290             n/a

[boxed text]
                                  DID YOU KNOW?

When measuring fund performance, it is helpful to use more than one tool. While it is important to keep track of your fund's short-term performance by looking at the chart on the previous page, it is also important to evaluate how your fund performs over a longer period of time. The chart below tells how much money you would have at the end of the reporting period if you had invested $10,000 on April 29, 1994.


[mountain chart]

Class A shares $23,272
S&P 500 $26,407

10000        10000
10039        10164
 9691         9915
 9846        10240
10292        10660
10234        10399
10641        10633
10429        10246
10721        10397
10759        10667
10994        11083
11384        11410
11521        11745
11697        12215
12692        12498
13435        12913
13611        12946
14333        13492
14041        13443
14841        14033
14935        14304
15523        14791
15727        14928
16376        15071
17472        15293
18303        15688
18648        15747
17409        15051
18201        15369
19379        16234
19643        16682
20415        17943
20151        17588
21076        18687
20530        18833
19143        18059
20006        19137
21562        20303
22571        21214
24129        22901
23308        21618
24444        22803
23727        22041
24316        23062
25374        23458
25630        23719
27316        25429
28149        26731
28383        27001
27424        26536
28959        27614
27998        27318
22897        23374
24220        24865
25862        26889
27378        28521
29193        30164
30539        31425
29473        30447
31737        31665
32527        32891
31418        32114
32913        33897
31162        32839
30501        32678
29840        31783
32251        33795
34279        34488
38208        36512
37310        34679
40787        34024
41811        37351
38269        36227
34599        35484
37824        36361
37139        35794
40831        38016
38932        36009
37566        35858
32848        33032
33955        33194
35554        34372
31924        31238
29440        29257
32204        31530
32011        31742
30824        30970
28771        30667
26806        28747
23272        26407

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on April 29, 1994, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the fund and is not available for direct investment. Benchmark performance is from April 30, 1994.

SR&F Growth Investor Portfolio

Investment Portfolio
September 30, 2001

COMMON STOCKS - 98.0%                                    SHARES         VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 22.2%
Automobiles & Components - 2.1%
   Auto Parts & Equipment - 1.1%
Gentex Corp. (a)                                        400,000     $  9,556,000
                                                                    ------------
   Automobile Manufacturers - 1.0%
Ford Motor Co.                                          500,000        8,675,000
                                                                    ------------
Consumer Durables & Apparel - 3.2%
   Leisure Products - 3.2%
Mattel, Inc.                                          1,800,000       28,188,000
                                                                    ------------

Hotels, Restaurants & Leisure - 3.2%
   Leisure Facilities - 0.7%
Cedar Fair, L.P.                                        315,000        6,158,250
                                                                    ------------
   Restaurants - 2.5%
McDonald's Corp.                                        800,000       21,712,000
                                                                    ------------
Media - 12.5%
   Broadcasting & Cable - 9.0%
AOL Time Warner, Inc. (a)                               560,000       18,536,000
Clear Channel Communications,
   Inc. (a)                                             510,000       20,272,500
EchoStar Communications
   Corp., Class A (a)                                   200,000        4,654,000
Hispanic Broadcasting
   Corp. (a)                                            900,000       14,490,000
Liberty Media Corp.,
   Class A (a)                                        1,700,000       21,590,000
                                                                    ------------
                                                                      79,542,500
                                                                    ------------
   Movies & Entertainment - 3.5%
The Walt Disney Co.                                     850,000       15,827,000
Viacom, Inc. Class B (a)                                425,000       14,662,500
                                                                    ------------
                                                                      30,489,500
                                                                    ------------
Retailing - 1.2%
   Apparel Retail - 1.2%
The Gap, Inc.                                           850,000       10,157,500
                                                                    ------------
CONSUMER STAPLES - 7.7%
Food & Drug Retailing - 7.7%
   Drug Retail - 3.9%
Walgreen Co.                                          1,000,000       34,430,000
                                                                    ------------

   Food Retail - 3.8%
Safeway, Inc. (a)                                       850,000     $ 33,762,000
                                                                    ------------
ENERGY - 1.2%
Oil & Gas Drilling - 1.2%
Santa Fe International Corp.                            500,000       10,625,000
                                                                    ------------
FINANCIALS - 19.9%
Banks - 6.1%
Bank of New York Co., Inc.                              250,000        8,750,000
Texas Regional Bancshares,
   Inc., Class A                                        412,500       14,095,125
Wells Fargo & Co.                                       700,000       31,115,000
                                                                    ------------
                                                                      53,960,125
                                                                    ------------
Consumer Finance - 7.2%
Household International,
   Inc.                                                 750,000       42,285,000
MBNA Corp.                                              700,000       21,203,000
                                                                    ------------
                                                                      63,488,000
                                                                    ------------
Diversified Financial Services - 6.6%
Citigroup, Inc.                                         900,000       36,450,000
The Goldman Sachs Group, Inc.                           300,000       21,405,000
                                                                    ------------
                                                                      57,855,000
                                                                    ------------
HEALTH CARE - 10.2%
Pharmaceuticals & Biotechnology - 10.2%
   Biotechnology - 1.9%
Genentech, Inc. (a)                                     375,000       16,500,000
                                                                    ------------
   Pharmaceuticals - 8.3%
American Home Products Corp.                            500,000       29,125,000
Johnson & Johnson                                       800,000       44,320,000
                                                                    ------------
                                                                      73,445,000
                                                                    ------------
INDUSTRIALS - 7.4%
Capital Goods - 5.6%
   Industrial Conglomerates - 5.6%
General Electric Co.                                    765,000       28,458,000
Tyco International Ltd.                                 450,000       20,475,000
                                                                    ------------
                                                                      48,933,000
                                                                    ------------
Commercial Services & Supplies - 1.8%
   Data Processing Services - 1.3%
Paychex, Inc.                                           375,000       11,816,250
                                                                    ------------
   Diversified Commercial Services - 0.5%
Exult, Inc. (a)                                         350,000        4,091,500
                                                                    ------------

See notes to Investment Portfolio.

COMMON STOCKS (Continued)                                SHARES         VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 14.6%
Software & Services - 7.8%
   Applications Software - 4.1%
BEA Systems, Inc. (a)                                   500,000     $  4,795,000
Intuit, Inc. (a)                                        700,000       25,060,000
Rational Software Corp. (a)                             700,000        6,062,000
                                                                    ------------
                                                                      35,917,000
                                                                    ------------
   Systems Software - 3.7%
Microsoft Corp. (a)                                     560,000       28,655,200
VERITAS Software Corp. (a)                              225,000        4,149,000
                                                                    ------------
                                                                      32,804,200
                                                                    ------------
Technology Hardware & Equipment - 6.8%
   Computer Hardware - 1.6%
Apple Computer, Inc.                                    925,000       14,346,750
                                                                    ------------
   Computer Storage & Peripherals - 0.8%
EMC Corp. (a)                                           350,000        4,112,500
Network Appliance, Inc. (a)                             400,000        2,720,000
                                                                    ------------
                                                                       6,832,500
                                                                    ------------
   Networking Equipment - 0.7%
Cisco Systems, Inc. (a)                                 530,000        6,455,400
                                                                    ------------
   Semiconductors - 1.5%
Maxim Integrated Products,
   Inc. (a)                                             385,000       13,451,900
                                                                    ------------
   Telecommunications Equipment - 2.2%
Comverse Technology, Inc. (a)                           240,000        4,915,200
Corning, Inc.                                           400,000        3,528,000
Nokia Oyj, ADR                                          500,000        7,825,000
Scientific-Atlanta, Inc.                                200,000        3,510,000
                                                                    ------------
                                                                      19,778,200
                                                                    ------------
INSURANCE - 1.5%
Life & Health Insurance - 1.5%
AFLAC, Inc.                                             500,000       13,500,000
                                                                    ------------
MATERIALS - 3.1%
Chemicals - 1.3%
   Specialty Chemicals - 1.3%
Minerals Technologies, Inc.                             300,000       11,322,000
                                                                    ------------

Metals & Mining - 1.8%
   Aluminum - 1.8%
Alcoa, Inc.                                             500,000     $ 15,505,000
                                                                    ------------
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecom Services - 1.3%
   Alternative Carriers - 0.2%
Level 3 Communications,
   Inc. (a)                                             425,000        1,606,500
                                                                    ------------
Integrated Telecom Services - 1.1%
Qwest Communications
   International, Inc. (a)                              583,050        9,736,935
                                                                    ------------
UTILITIES - 8.9%
Electric Utilities - 4.3%
Calpine Corp. (a)                                       820,000       18,704,200
Duke Energy Corp.                                       500,000       18,925,000
                                                                    ------------
                                                                      37,629,200
                                                                    ------------
Gas Utilities - 3.6%
Kinder Morgan, Inc.                                     650,000       31,986,500
                                                                    ------------
Multi-Utilities - 1.0%
Enron Corp.                                             320,000        8,713,600
                                                                    ------------
TOTAL COMMON STOCKS
   (cost of $963,053,246)                                            862,970,310
                                                                    ------------


Short-Term Obligation - 1.4%                                PAR
--------------------------------------------------------------------------------
Commercial Paper - 1.4%
UBS Financial, 3.450%(b)
   10/01/01 (cost of $11,980,000)                  $ 11,980,000       11,980,000
                                                                    ------------

TOTAL INVESTMENTS - 99.4%
   (cost of $975,033,246)(c)                                         874,950,310
                                                                    ------------

Other Assets & Liabilities, Net - 0.6%                                 5,866,839
--------------------------------------------------------------------------------
NET ASSETS - 100.0 %                                                $880,817,149
                                                                    ============

Notes to Investment Portfolio:

(a)  Non-income producing.
(b)  Rate represents yield at time of purchase.
(c)  Cost for federal income tax purposes is $974,842,303.

      Acronym                        Name
     ---------                      -------
        ADR               American Depositary Receipt

See notes to financial statements.

Statement of Assets and Liabilities

SR&F Growth Investor Portfolio
September 30, 2001

Assets
Investments, at value
   (cost of $975,033,246)                     $874,950,310
Cash                                                 5,322
Receivable for:
   Investments sold                              5,898,718
   Dividends                                       436,770
                                              ------------
      Total Assets                             881,291,120
                                              ------------
Liabilities
Payable for:
   Management fee                                  452,933
   Bookkeeping fee                                     851
   Transfer agent fee                                  509
Other liabilities                                   19,678
                                              ------------
      Total Liabilities                            473,971
                                              ------------
Net Assets Applicable to Investors'
   Beneficial Interest                        $880,817,149
                                              ============


Statement of Operations

SR&F Growth Investor Portfolio

For the Year Ended
September 30, 2001

Investment Income
Dividend income                              $   7,198,896
Interest income                                  3,017,205
                                             -------------
      Total Investment Income                   10,216,101

Expenses

Management fee                    $6,705,965
Bookkeeping fee                       43,735
Transfer agent fee                     6,000
Custody fee                           38,131
Other expenses                       113,214
                                  ----------
      Total Expenses               6,907,045
Custody credits earned                (5,646)
                                  ----------
   Net Expenses                                  6,901,399
                                             -------------
   Net Investment Income                         3,314,702
                                             -------------
Net Realized and Unrealized Gain (Loss)
   on Investments
Net realized loss on investments               (48,061,846)
Net change in unrealized appreciation/
   depreciation on investments                (530,065,309)
                                             -------------
   Net Loss                                   (578,127,155)
                                             -------------
Decrease in Net Assets from Operations       $(574,812,453)
                                             =============

See notes to financial statements.

Statement of Changes in Net Assets

SR&F Growth Investor Portfolio

                                                      Years Ended September 30,
Increase (Decrease) in Net Assets                    2001                  2000
-------------------------------------------------------------------------------
Operations:
Net investment income                     $     3,314,702       $       763,089
Net realized gain (loss)
   on investments                             (48,061,846)          140,321,679
Net change in unrealized
   appreciation/depreciation on
   investments                               (530,065,309)          187,930,573
                                          ---------------       ---------------
   Net Increase
      (Decrease) from Operations             (574,812,453)          329,015,341
                                          ---------------       ---------------
Transactions in Investors'
   Beneficial Interest
Contributions                                 333,075,715           885,013,201
Withdrawals                                  (322,689,672)         (755,624,983)
                                          ---------------       ---------------
   Net Increase from
      Transactions in
      Investors' Beneficial
      Interest                                 10,386,043           129,388,218
                                          ---------------       ---------------
   Total Increase
      (Decrease) in
      Net Assets                             (564,426,410)          458,403,559

Net Assets:
Beginning of period                         1,445,243,559           986,840,000
                                          ---------------       ---------------
End of period                             $   880,817,149       $ 1,445,243,559
                                          ===============       ===============

See notes to financial statements.

Statement of Assets and Liabilities

Liberty Young Investor Fund
September 30, 2001


Assets
Investment in Portfolio, at value             $107,708,393
Receivable for fund shares sold                     80,984
Expense reimbursement due from Advisor             406,991
                                              ------------
      Total Assets                             108,196,368
                                              ------------
Liabilities
Payable for:
   Fund shares repurchased                         102,989
   Administration fee                               18,693
   Transfer agent fee                               30,008
   Shareholder reporting fee                        13,328
Other liabilities                                   20,040
                                              ------------
      Total Liabilities                            185,058
                                              ------------
Net Assets                                    $108,011,310
                                              ============

Composition of Net Assets

Paid in capital                               $144,970,506
Accumulated net realized loss allocated
   from Portfolio                              (19,612,450)
Net unrealized depreciation allocated
   from Portfolio                              (17,346,746)
                                              ------------
Net Assets                                    $108,011,310
                                              ============

Net asset value, offering and redemption
   price per share -- Class A
   ($107,574,302/9,983,473)                   $      10.78(a)
                                              ============

Net asset value, offering and redemption
   price per share -- Class K
   ($437,008/40,474)                          $      10.80
                                              ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


Statement of Operations

Liberty Young Investor Fund
For the Year Ended
September 30, 2001

Investment Income
Dividend income allocated from Portfolio      $    885,188
Interest income allocated from Portfolio           365,134
                                              ------------
      Total Investment Income                    1,250,322

Expenses
Expenses allocated from
   Portfolio                      $  842,804
Administration fee                   291,378
Service fee -- Class A               362,854
Distribution fee -- Class A          145,025
Distribution fee -- Class K            1,368
Transfer agent fee                   798,452
Bookkeeping fee                       32,489
Reports to shareholder fee           214,214
Other expenses                       139,604
                                  ----------
      Total Expenses               2,828,188
Fees and expenses waived or
   borne by Advisor                 (572,943)
Fees waived by Distributor --
   Class A                           (72,454)
                                  ----------
Net Expenses                                     2,182,791
                                              ------------
Net Investment Loss                               (932,469)
                                              ------------
Net Realized and Unrealized Gain (Loss)
   on Investments Allocated from Portfolio
Net realized loss on investments allocated
   from Portfolio                              (17,091,589)
Net change in unrealized appreciation/
   depreciation on investments allocated
   from Portfolio                              (54,003,465)
                                              ------------
   Net Loss                                    (71,095,054)
                                              ------------
Decrease in Net Assets from Operations        $(72,027,523)
                                              ============

See notes to financial statements.

Statement of Changes in Net Assets

Liberty Young Investor Fund

                                 Years Ended September 30,
Increase (Decrease) in Net Assets    2001             2000
----------------------------------------------------------
Operations:
Net investment loss        $     (932,469)  $   (1,224,472)
Net realized gain (loss)
   on investments
   allocated from
   Portfolio                  (17,091,589)       6,685,147
Net change in unrealized
   appreciation/
   depreciation on
   investments allocated
   from Portfolio             (54,003,465)      25,474,380
                           --------------   --------------
   Net Increase
      (Decrease) from
      Operations              (72,027,523)      30,935,055
                           --------------   --------------

Distributions Declared to Shareholders
In excess of net realized
   gains -- Class A            (1,733,721)              --
In excess of net realized
   gains -- Class K                (5,802)              --
                           --------------   --------------
   Total Distributions
      Declared to
      Shareholders             (1,739,523)              --
                           --------------   --------------

Share Transactions
Subscriptions -- Class A      185,554,422      344,144,497
Distributions
   reinvested -- Class A        1,686,080               --
Redemptions -- Class A       (174,283,265)    (304,074,782)
                           --------------   --------------
   Net Increase --
      Class A                  12,957,237       40,069,715
                           --------------   --------------
Subscriptions -- Class K          170,652           96,994
Distributions
   reinvested -- Class K            5,561               --
Redemptions -- Class K            (36,888)         (62,970)
                           --------------   --------------
   Net Increase --
      Class K                     139,325           34,024
                           --------------   --------------
   Net Increase from
      Share Transactions       13,096,562       40,103,739
                           --------------   --------------
   Total Increase
      (Decrease) in
      Net Assets              (60,670,484)      71,038,794

Net Assets
Beginning of period        $  168,681,794   $   97,643,000
                           --------------   --------------
End of period              $  108,011,310   $  168,681,794
                           ==============   ==============

Changes in Shares
Subscriptions -- Class A       11,538,787       19,789,447
Issued for distributions
   reinvested -- Class A          108,038               --
Redemptions -- Class A        (10,879,648)     (17,528,355)
                           --------------   --------------
   Net Increase --
      Class A                     767,177        2,261,092
                           --------------   --------------

Subscriptions -- Class K           11,568            5,513
Issued for distributions
   reinvested -- Class K              354               --
Redemptions -- Class K             (2,546)          (3,557)
                           --------------   --------------
   Net Increase --
      Class K                       9,376            1,956
                           --------------   --------------

See notes to financial statements.

Notes to Financial Statements

September 30, 2001

Note 1. Significant Accounting Policies

Organization

Liberty Young Investor Fund (the "Fund") is a multi-class series of Liberty Stein Roe Advisor Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Investor Portfolio (the "Portfolio"), which seeks to achieve long-term capital appreciation by investing primarily in common stocks and other equity-type securities that are believed to have long-term appreciation potential. The Fund also has an educational objective to teach investors, especially young people, about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund. The Fund currently offers two classes of shares at net asset value: Class A and Class K. Class A shares are subject to a maximum contingent deferred sales charge of 2.00% on redemptions made within three years of purchase. A contingent deferred sales charge is assessed to Class A shares redeemed within eighteen months on an original purchase of $1 million to $5 million.

The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations February 3, 1997. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At September 30, 2001, Liberty Young Investor Fund owned 12.2% of the Portfolio.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund and the Portfolio in the preparation of the financial statements.

Security Valuation and Transactions

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains or losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of Class Net Asset Values and Financial Highlights

All income, expenses (other than Class A service fees, Class A and Class K distribution fees and Class A and Class K transfer agent fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A and Class K per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service, distribution and transfer agent fees per share applicable to Class A and Class K.

Federal Income Taxes

No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

The Fund intends to utilize provisions of the federal income tax law, which allow the Fund to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 2001, the Fund had no capital loss carryforwards.

Net capital losses of $19,610,615, attributable to security transactions ocurring after October 31, 2000 are treated as arising on October 1, 2001, the first day of the Fund's next taxable year.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains avail-able for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

                        Increase (Decrease)
                            Accumulated      Accumulated
                          Net Investment      Realized
   Paid In Capital         Income (Loss)        Loss
   --------------       ------------------  ------------
      ($932,784)             $932,469           $315

These differences are primarily due to a net operating loss. Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

Other

Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date. Dividend income is recorded on the ex-dividend date.

Note 2. Fees and Compensation Paid to Affiliates

Management Fee

Stein Roe and Farnham Inc. (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment Advisor of the Portfolio and receives a monthly fee as follows:

   Average Net Assets                     Annual Fee Rate
   ------------------                    ----------------
   First $500 million                         0.60%
   Next $500 million                          0.55%
   Over $1 billion                            0.50%

On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Portfolio to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Portfolio's Board of Trustees and fund shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

Administration Fee

The Advisor also provides accounting and other services to the Fund for a monthly fee as follows:

   Average Net Assets                     Annual Fee Rate
   ------------------                    ----------------
   First $500 million                         0.200%
   Next $500 million                          0.150%
   Over $1 billion                            0.125%

Bookkeeping Fee

The Advisor is responsible for providing pricing and bookkeeping services to the Portfolio and the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.

During the period from October 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services for a monthly fee equal to $ 25,000 annually plus 0.0025% annually of each of the Portfolio's and the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Portfolio and the Fund, the Advisor receives from the Portfolio and the Fund an annual flat fee of $10,000 and $5,000, respectively, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer Agent Fee

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

Prior to July 1, 2001, the Transfer Agent received an annual rate of 0.236% of average daily net assets attributable to Class A shares plus charges based on the number of shareholder accounts and transactions and reimbursement for certain out-of-pocket expenses. The Transfer Agent fees for Class K shares were computed at an annual rate of 0.30% of Class K's average net assets plus charges based on the number of shareholder accounts and transactions and reimbursement for certain out-of-pocket expenses.

The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

Underwriting Discounts, Service and Distribution Fees

Liberty Funds Distributor, Inc. (the "Distributor") an affiliate of the Advisor, is the Fund's principal underwriter. For the year ended September 30, 2001, the Fund has been advised that the Distributor did not retain any net underwriting discounts on sales of the Fund's Class A shares and received contingent deferred sales charges of $142,865 on Class A share redemptions.

The Fund has adopted a 12b-1 plan, which requires the payment of a monthly service fee equal to 0.25% annually on Class A net assets as of the 20th of each month. The plan also requires the payment of a distribution fee equal to 0.10% and 0.25% annually of the average net assets attributable to Class A and Class K shares, respectively. The Distributor has voluntarily agreed to waive a portion of the Class A distribution fee so that it will not exceed 0.05% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

Expense Limits

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.25% annually (1.186% annually for Class A through June 30, 2001) of the Fund's average net assets.

Note 3. Portfolio Information

Investment Activity

During the year ended September 30, 2001 the Portfolio's purchases and sales of investments, other than short-term obligations, were $361,997,820 and $257,923,490, respectively. Unrealized appreciation (depreciation) for the year ended September 30, 2001 based on cost of investments for federal income tax purposes was:

   Gross unrealized appreciation             $ 155,575,413
   Gross unrealized depreciation              (255,467,406)
                                             -------------
      Net unrealized depreciation            $ (99,891,993)
                                             -------------

Other

The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Line of Credit

The Liberty-Stein Roe Funds Investment Trust and SR&F Base Trust (collectively, the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to each Trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire line of credit at any particular time. For the year ended September 30, 2001, the Trust and Fund had no borrowings under the agreement.

Note 5. Other Related Party Transactions

During the year ended September 30, 2001, the Portfolio used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc. (an affiliate of the Advisor), as a broker. Total commissions paid to AlphaTrade, Inc. during the year were $15,658.

At September 30, 2001, the Fund had one shareholder, Liberty Financial Companies, Inc., which owned 25% of the Fund's Class K's shares outstanding.

Financial Highlights

SR&F Growth Investor Portfolio

                                                                                                               Period Ended
                                                                    Year Ended September 30,                  September 30,
Ratio to Average Net Assets                            2001            2000            1999            1998        1997 (a)
                                                 ----------       ---------       ---------       ---------       ---------
Expenses(b)                                           0.58%           0.57%           0.59%           0.62%           0.63%(c)
Net investment income(b)                              0.28%           0.06%           0.25%           0.42%           0.54%(c)
Portfolio turnover rate                                 23%             72%             45%             45%             38%

(a) From commencement of operations on February 3, 1997.
(b) The benefits derived from custody credits, if applicable, had no impact.
(c) Annualized.

Financial Highlights

Liberty Young Investor Fund

Selected data for a share outstanding throughout each period, ratios and supplemental data:

                                                                                                               Period Ended
                                                                           Year Ended September 30,           September 30,
Class A Shares:                                                        2001            2000            1999        1998 (a)
                                                                  ---------        --------        --------        --------
Net Asset Value,
   Beginning of Period                                            $   18.24        $  13.98        $  11.35        $  11.67
                                                                  ---------        --------        --------        --------
Income From Investment Operations:
Net investment loss (b)                                              (0.09)          (0.15)          (0.10)          (0.02)
Net realized and unrealized gain (loss) on investments               (7.18)            4.41            2.73          (0.30)
                                                                  ---------        --------        --------        --------
   Total from Investment Operations                                  (7.27)            4.26            2.63          (0.32)
                                                                  ---------        --------        --------        --------
Less Distributions Declared to Shareholders:
In excess of net realized gains                                      (0.19)              --              --              --
                                                                  ---------        --------        --------        --------
Net Asset Value,
   End of Period                                                  $   10.78        $  18.24        $  13.98        $  11.35
                                                                  =========        ========        ========        ========
Total return (c)(d)                                                (40.19)%          30.47%          23.17%         (2.74)%(e)
                                                                  =========        ========        ========        ========
Ratios to Average Net Assets:
Net expenses                                                          1.50%           1.49%           1.65%           1.65%(f)
Net investment loss                                                 (0.64)%         (0.86)%         (0.69)%         (0.52)%(f)
Waiver/ reimbursement                                                 0.46%           0.17%           0.09%           0.37%(f)
Net assets, end of period (000's)                                 $ 107,574        $168,110        $ 97,233        $ 36,843

(a)  From commencement of multi-class offering on January 26, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.

Financial Highlights

Liberty Young Investor Fund

Selected data for a share outstanding throughout each period, ratios and supplemental data:

                                                                                                               Period Ended
                                                                   Year Ended September 30,                   September 30,
Class K Shares:                                        2001            2000            1999            1998        1997 (a)
                                                 ----------       ---------       ---------       ---------       ---------
Net Asset Value,
   Beginning of Period                            $   18.40        $  14.08        $  11.41        $  11.49        $  10.00
                                                 ----------       ---------       ---------       ---------       ---------
Income From Investment Operations:
Net investment loss (b)                              (0.09)          (0.15)          (0.09)          (0.03)          (0.02)
Net realized and unrealized gain(loss)
   on investments                                    (7.32)            4.47            2.76          (0.04)            1.51
                                                 ----------       ---------       ---------       ---------       ---------
   Total from Investment Operations                  (7.41)            4.32            2.67          (0.07)            1.49
                                                 ----------       ---------       ---------       ---------       ---------
Less Distributions Declared to Shareholders:
From net investment income                               --              --              --          (0.01)              --
In excess of net realized gains                      (0.19)              --              --              --              --
                                                 ----------       ---------       ---------       ---------       ---------
Total Distributions Declared to Shareholders         (0.19)              --              --          (0.01)              --
                                                 ----------       ---------       ---------       ---------       ---------
   Net Asset Value,
      End of Period                               $   10.80        $  18.40        $  14.08        $  11.41        $  11.49
                                                  =========        ========        ========        ========        ========
Total return (c)(d)                                (40.61)%          30.68%          23.40%         (0.62)%          14.90%(e)
                                                  =========        ========        ========        ========        ========
Ratios to Average Net Assets:
Net expenses                                          1.50%           1.50%           1.50%           1.50%           1.50%(f)
Net investment loss                                 (0.64)%         (0.87)%         (0.64)%         (0.48)%         (0.24)%(f)
Waiver/ reimbursement                                 0.41%           0.12%           0.20%          18.92%          87.95%(f)
Net assets, end of period (000's)                 $     437        $    572        $    410        $    331        $    116

(a)  From commencement of operations on February 14, 1997.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.

Report of Independent Accountants

To the Trustees of Liberty-Stein Roe Advisor Trust and SR&F Base Trust and the Shareholders of Liberty Young Investor Fund

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Young Investor Fund (the "Fund") (a series of Liberty-Stein Roe Advisor Trust) and SR&F Growth Investor Portfolio (the "Portfolio") (a series of SR&F Base Trust), at September 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended, and their financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's and the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund and the Portfolio for periods through September 30, 1998 were audited by other independent accountants, whose report dated November 16, 1998 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2001

Unaudited Information

Results of Special Meeting of Shareholders

On December 27, 2000, a Special Meeting of Shareholders of the Fund was held to conduct the vote for and against the approval of the Items listed on the Fund's Proxy Statements for said Meetings. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the remaining proposals did not pass and the Meeting was adjourned until Febuary 16, 2001, at which time the proposals passed. On September 29, 2000, the record date for the Meeting, the Fund had shares of beneficial interest outstanding representing $169,382,077.8384 of net asset value (NAV). The votes cast at each Meeting were as follows:

Election of eleven Trustees:

                                   For            Withheld
Douglas A. Hacker           $89,259,258.1868   $851,514.8864
Janet Langford Kelly         89,257,328.6109    853,444.4623
Richard W. Lowry             89,263,902.2598    846,870.8133
Salvatore Macera             89,269,175.0585    841,598.0142
William E. Mayer             89,279,331.1600    831,441.9131
Charles R. Nelson            89,264,494.3593    846,278.7139
John J. Neuhauser            89,279,331.1600    831,441.9131
Joseph R. Palombo            89,278,136.9420    832,636.1311
Thomas E. Stitzel            89,280,431.1324    830,341.9407
Thomas C. Theobold           89,259,246.6446    851,526.4285
Anne-Lee Verville            89,279,331.1600    831,441.9131

Election of eleven Trustees to the SR&F Base Trust:

                                    For            Withheld
Douglas A. Hacker               $23,715.6200       $456.0000
Janet Langford Kelly             23,715.6200        456.0000
Richard W. Lowry                 23,715.6200        456.0000
Salvatore Macera                 23,715.6200        456.0000
William E. Mayer                 23,715.6200        456.0000
Charles R. Nelson                23,715.6200        456.0000
John J. Neuhauser                23,715.6200        456.0000
Joseph R. Palombo                23,715.6200        456.0000
Thomas E. Stitzel                23,715.6200        456.0000
Thomas C. Theobold               23,715.6200        456.0000
Anne-Lee Verville                23,715.6200        456.0000

To approve the modification of the fundamental investment restriction relating to borrowings.

                                       % of         % of
Proposal of                            NAV to       NAV to
new investment                         Total        Total
advisory                            Outstanding      NAV
agreement:              NAV             NAV         Voted
---------------     -----------     -----------    -------
For                 $63,043,246       37.44%       90.51%
Against               2,424,187        1.44%        3.48%
Abstain               4,187,092        2.49%        6.01%

To approve the modification of the fundamental investment restriction relating to borrowings for the Growth Investor Portfolio of SR&F Base Trust.

                                       % of         % of
Proposal of                           NAV to       NAV to
new investment                         Total        Total
advisory                            Outstanding      NAV
agreement:              NAV             NAV         Voted
---------------     -----------     -----------    -------
For                 $63,021,021       37.43%       90.48%
Against               2,408,183        1.43%        3.46%
Abstain               4,225,320        2.51%        6.07%

On September 26, 2001 a Special Meeting of Shareholders of the Fund was held to conduct a vote for and against the approval of a new investment advisory agreement for the Portfolio. On July 16, 2001, the record date for the Meeting, the Fund had eligible NAV of shares outstanding of $137,321,892. The votes cast were as follows:

                                       % of         % of
Proposal of                           NAV to       NAV to
new investment                         Total        Total
advisory                            Outstanding      NAV
agreement:              NAV             NAV         Voted
---------------     -----------     -----------    -------
For                 $73,515,897       53.54%       96.99%
Against                 803,378        0.59%        1.06%
Abstain               1,474,620        1.07%        1.95%

2001 Federal Tax Information

For the fiscal year ended September 30, 2001, the Fund earned $1,771,084 of long-term gains.

                                 Activity Pages

                                 A Money Mystery

Once upon a time, there were two friends named Penny and Buck who each had an allowance of $3 per week. Every Saturday after they received their allowances, they would go to the store where their neighbor, Mrs. Nickel, worked. Buck would usually spend all of his allowance on candy, coloring books or toys. Sometimes Penny would buy a piece of candy, too. But she put most of her allowance in a piggybank that was back in her room.

One day, Penny and Buck met Mrs. Nickel on the street where they lived. "Oh! I'm so glad to see you," she said. "We're having a big sale on computer games at the store. You should stop by and pick out one you like!"

Penny and Buck went to Mrs. Nickel's store the next day. But only one of them had enough money to buy a computer game. To find out who bought the game, cut out the puzzle pieces below and tape them together or to another piece of paper to make a picture. When you're finished, use crayons or magic markers to color the picture. Then write the lesson you learned from this story here.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[artwork -- 6 panels relating to above story]


I

What Comes Next?

To play this game you'll need to collect a penny, a nickel, a dime and a quarter. Next, look at the rows of coins below. In each row, there is a pattern with the last coin in the pattern left blank.

Make a "rubbing" of the missing coin in the blank with a #2 (soft) lead pencil by placing the real coin underneath the page. When you're finished, you can color all the coins in the game.

[artwork -- illustrations of coins]
nickel quarter nickel quarter nickel quarter   ---------
penny dime dime penny penny dime dime          ---------
quarter nickel penny dime quarter nickel penny ---------

[montage of coins]

                                                                              II

                                       Is
                                      That
                                     True?

[artwork -- George Washington taking a polygraph test]

How much do you know about money? Take the following quiz to find out.

After each statement, write "true" or "false" in the blank provided. (A true statement must be completely true.) When you've finished, check the answers at the bottom of the page to see how much you know. For extra credit, match the false statement on the left with the letter of the word(s) on the right that would make the statement true. (Hint: You can ask a grownup for help!)

1) The man pictured on the front of a penny is President Abraham Lincoln.
   _______

2) The back of a nickel has a picture of Monticello, home of President George Washington. _______

3) The first state pictured on the back of the new quarter was California.
   _______

4) The man pictured on the front of the $20 bill is President Andrew Jackson.
   _______

5) The new $1 coin has a picture of suffragist Susan B. Anthony. _______

6) A penny is brown because it is made partly of copper. _______

7) Every dollar bill has the signature of the Vice President of the United States on it. _______

8) Today, most U.S. coins are minted in Philadelphia or Denver. _______

9) The quarter and the nickel have grooves on their edges to prevent counterfeiting. _______

10) "Paper" money is really made of linen and cotton. _______

Answers: 1) true, 2) false, 3) false, 4) true, 5) false, 6) true, 7) false, 8) true, 9) false, 10) true


False Statement Match:

_________Statement #_______: _______   a) Native American Guide Sacagewea
_________Statement #_______: _______   b) Dime
_________Statement #_______: _______   c) Delaware
_________Statement #_______: _______   d) Thomas Jefferson
_________Statement #_______: _______   e) Treasurer


False Statement Answers: 1) 2:d, 2) 3:c, 3) 5:a, 4) 7:e, 5) 9:b

III

                              The Stock Detective
                     A Scavenger Hunt for General Electric

[artwork -- 4 drawings of lightbulb: thinking, reading w/magnifying glass, working at computer terminal, reading a book]

Smart investors learn all they can about a company before they buy its stock. The scavenger hunt below will help you find information on General Electric, one of the stocks in the Young Investor Fund.

To play the game, cover up the list of answers at the bottom of the page. (No peeking!) Then answer as many of the questions below as you can. You can use any source of information you want, such as the business section of your newspaper, your local library, or the Internet. You might start your search with the company's website: www.ge.com. If you want to play with a friend, see who can find answers to the most questions in a specific amount of time (one or two hours, for example). For question 2 and 4 the answers can potentially change every day. Ask an adult to check your answers to those questions. May the best investor win!

1 What are the main businesses of General Electric?

2 What was the highest price for GE stock in the last year (52-week high)?

3 How many shares of GE stock are outstanding (issued to shareholders)?

4 What is the 52-week low?

5 What is the company's stock symbol?

6 What did GE earn in sales revenues for the fourth quarter of 2000?

7 What were GE's sales revenues for the first quarter of 2001?

8 What dividend did General Electric pay per share of stock in the second quarter of 2001?

9 How many shares of GE stock are OoutstandingO (available for sale)?

10 Who is considered the founder of GE?


Answers: 1) electronics, finance; 3) 9.9 billion; 5) GE; 6) $34 billion;
7) $30.4 billion; 8) $0.16; 9) 9.9 billion; 10) Thomas Edison

                                                                              IV

Rhymin'
Riddles:

Rhyming words about money can be lots of fun (and teach you something, too!). For example, the rhyme for a salty green snack that costs five cents could be Onickel pickle.O See if you can find rhymes for the riddles below. (If you get stuck, check the answers at the bottom of the page.)

1.   Whatever 1(cent) coin you have:

     --------------------------------------------

2.   Investment in a company that makes a
     child's building toy:

     --------------------------------------------

3.   Money you pay the government on
     profit from selling candles:

     --------------------------------------------

4.   What a comedian earns for his work:

     --------------------------------------------

5.   Fruit that costs 10(cent):

     --------------------------------------------

6.   Money you lend for ice cream:

     --------------------------------------------

7.   Your own money rhyme here:

     --------------------------------------------

Answers:
1) any penny; 2) block stock; 3) wax tax; 4) funny money; 5) dime lime; 6) cone loan


                                How Am I Doing?
                               A Mutual Fund Game

Ever wonder what your investment in the Young Investor Fund is worth? Or how the value today compares with what you had a few months ago? The answer is right at your fingertips--on the Year-to-Date Statement you receive four times a year.

In addition to showing what your account was worth at the end of each calendar quarter, the statement lists account OactivitiesO during that time. These include new money deposits that you put into the account, any money you took out and money you received from the investments in the Fund that went to buy more Fund shares.

To play the mutual fund game, answer the questions below using the sample statement. You can check your answers with those at the bottom of the next page. Then, using your own quarterly statement, answer the same questions on a separate piece of paper. (Check with a grownup to see how well you did.)

What was the value of the account on January 1, 2001?

How many shares were in the account at the end of the statement period (July 22, 2001)?

What was the price for a single share of the fund on July 22, 2001?

What was the value of the account on July 22, 2001?


V

[artwork -- illustration of two sides of Liberty Funds Year-to-date statement]

How much money has been added to the account in dividends and capital gains (total distributions) since the beginning of 2001?

What is the fund's one-year total return (distributions plus change in share price) without sales charges?

What is the five-year total return with the sales charge?

Did the account increase or decrease in value from the start of the year?

How much did the value increase/decrease?

How much was the account's beginning value/initial investment?

How much has the account value changed since the beginning/initial investment?

The above illustration is for illustrative purposes only, and is not indicative of the performance of any Liberty fund.


                                                                              VI

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Trustees & Transfer Agent
--------------------------------------------------------------------------------

Douglas A. Hacker
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

Janet Langford Kelly
Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

William E. Mayer
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

Charles R. Nelson
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

John J. Neuhauser
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

Joseph R. Palombo
Chief Operations Officer, Mutual Funds, Liberty Financial Company, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

Thomas E. Stitzel
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

Thomas C. Theobald
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

Anne-Lee Verville
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

Important Information About This Report
The Transfer Agent for Liberty Young Investor Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Young Investor Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Young Investor Fund

Give me Liberty.(R)

Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

Liberty believes in professional advice

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.


Liberty Young Investor Fund  Annual Report, September 30, 2001

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                                                       U.S. POSTAGE
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                                                       HOLLISTON, MA
                                                       PERMIT NO. 20

[logo] L I B E R T Y
       -----------------
               F U N D S

       Liberty Funds Distributor, Inc. (C)2001
       One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com


                                                712-02/445H-0901 (11/01) 01/1941